UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2023

OMNICELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway
Fort Worth, TX 76137
(Address of principal executive offices, including zip code)

(877) 415-9990
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment to the Omnicell, Inc. 1997 Employee Stock Purchase Plan
As described below under Item 5.07 of this Current Report on Form 8-K, at the 2023 Annual Meeting of Stockholders of Omnicell, Inc. (the “Company”) held on May 23, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 1997 Employee Stock Purchase Plan, as amended (as amended and restated, the “Amended ESPP”), which added an additional 3,000,000 shares to the number of shares of common stock authorized for issuance under the Amended ESPP.
The Amended ESPP is described in detail in Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission (“Commission”) on April 6, 2023, as revised by the Supplement to Proxy Statement filed with the Commission on April 27, 2023 (collectively, the “Proxy Statement”), and the full text of the Amended ESPP was attached to the Proxy Statement as Appendix A. The description of the Amended ESPP set forth above is a summary only and is qualified in its entirety by reference to the full text of the Amended ESPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment to the Omnicell, Inc. 2009 Equity Incentive Plan
As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2009 Equity Incentive Plan, as amended (as amended, the “Amended 2009 Plan”), which, among other items, added an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under the Amended 2009 Plan.
The Amended 2009 Plan is described in detail in Proposal No. 5 in the Company’s Proxy Statement, and the full text of the Amended 2009 Plan was attached to the Proxy Statement as Appendix B. The description of the Amended 2009 Plan set forth above is a summary only and is qualified in its entirety by reference to the full text of the Amended 2009 Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
On May 23, 2023, the Company held its Annual Meeting. Six items of business, which were described in detail in the Proxy Statement, were acted upon by the stockholders at the Annual Meeting. The final voting results regarding each proposal are set forth below.
Proposal No. 1: Election of Three Class I Directors to Hold Office Until the 2026 Annual Meeting of Stockholders
Joanne B. Bauer, Robin G. Seim, and Sara J. White were elected to serve as members of the Company’s Board of Directors (the “Board”) until the 2026 Annual Meeting of Stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal.
Votes were cast as follows for the election of directors:

	For	Withheld	Broker Non-Votes
Joanne B. Bauer	37,960,016	2,070,629	2,474,223
Robin G. Seim	19,395,791	20,634,854	2,474,223
Sara J. White	35,205,714	4,824,931	2,474,223
Proposal No. 2: Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted, on an advisory basis, to approve named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
36,372,761	3,621,541	36,343	2,474,223

Proposal No. 3: Advisory Vote on Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation
The stockholders voted, on an advisory basis, to approve the frequency of future advisory votes to approve named executive officer compensation by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
38,603,995	32,059	1,362,162	32,429	2,474,223
In light of the voting results with respect to Proposal No. 3 concerning the frequency with which stockholders will be provided future advisory votes on named executive officer compensation, and certain other factors, the Company has determined that it will include a stockholder advisory vote on the compensation of the Company’s named executive officers in its proxy materials annually at least until the Company holds the next stockholder advisory vote on the frequency of such future advisory votes. The Company is required to hold votes on such frequency every six years.
Proposal No. 4: Approval of an Amendment to the 1997 Employee Stock Purchase Plan
The stockholders voted to approve the Amended ESPP to add an additional 3,000,000 shares to the number of shares of Common Stock authorized for issuance under the Amended ESPP, by the following vote:

For	Against	Abstain	Broker Non-Votes
39,815,957	195,400	19,288	2,474,223
Proposal No. 5: Approval of an Amendment to the 2009 Equity Incentive Plan
The stockholders voted to approve the Amended 2009 Plan to, among other items, add an additional 1,600,000 shares to the number of shares of Common Stock authorized for issuance under the Amended 2009 Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
36,535,849	3,452,733	42,063	2,474,223
Proposal No. 6: Ratification of Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by the following vote:

For	Against	Abstain	Broker Non-Votes
42,254,722	225,326	24,820	0
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Document
10.1
Omnicell, Inc. Amended and Restated 1997 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 99.1 to Omnicell, Inc.’s Registration Statement on Form S-8 filed on May 26, 2023).

10.2	Omnicell, Inc. 2009 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 99.2 to Omnicell, Inc.’s Registration Statement on Form S-8 filed on May 26, 2023).

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.
Date: May 26, 2023	/s/ Corey J. Manley
Corey J. Manley
Senior Vice President and Chief Legal Officer